MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
                        Merrill Lynch Core Bond V.I. Fund

                       Supplement dated June 29, 2004 to the
                           Prospectus dated May 1, 2004

The section entitled "Details About The Fund" under the caption "How The Fund Invests-Other Strategies" beginning at page 9 is amended to permit the Fund to invest in currency contracts and reverse repurchase agreements, and to add the following information:

	Reverse Repurchase Agreements - Reverse repurchase agreements are transactions in which the Fund sells a security with the obligation to repurchase the security shortly thereafter at a specified price that reflects a payment by the Fund. The Fund profits from entering into a reverse repurchase agreement by reinvesting the proceeds of the sale at a higher return than it has to pay to repurchase its security.

This information supplements and supersedes any contrary information contained in the Prospectus.